EXHIBIT 4.1

    NUMBER                                                          SHARES
                                 [CREE LOGO]
CR
                 INCORPORATED UNDER THE LAWS OF THE STATE OF    SEE REVERSE FOR
                                NORTH CAROLINA                      CERTAIN
                                                                  DEFINITIONS
COMMON STOCK                                                   CUSIP 225447 10 1


THIS CERTIFIES THAT







is the registered holder of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                              CREE RESEARCH, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

   /s/ Adam H. Broome         [CREE CORPORATE SEAL]    /s/ Charles M. Swoboda
   Secretary                                           President

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY

(NEW YORK, NEW YORK)
TRANSFER AGENT AND REGISTRAR

--------------------------- AUTHORIZED SIGNATURE

                             CREE RESEARCH, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE DIFFERENT CLASSES AND SERIES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH ANY SHAREHOLDER UPON REQUEST, IN WRITING AND WITHOUT CHARGE, A STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF CAPITAL STOCK OF THE CORPORATION AND OF THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT -         Custodian
TEN ENT - as tenants by the                            (Cust)            (Minor)
          entirties                                    under Uniform Gifts to
JT TEN  - as joint tenants with                        Minors Act
          right of survivorship
          and not as tenants in                        (State)
          common

   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                     hereby sell, assign and

transfer unto

PLEASE INSERT SOCIAL SECURITIES OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------- shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney

to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated

                                        X-------------------------------------
                                        X-------------------------------------
                                    NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST  CORRESPOND  WITH  THE NAME AS
                                             WRITTEN   UPON   THE  FACT  OF  THE
                                             CERTIFICATE  IN  EVERY  PARTICULAR,
                                             WITHOUT  ALTERATION OR ENLARGEMENT,
                                             OR ANY CHANGE WHATSOEVER.

                   Signature(s) Guaranteed:  -----------------------------------
                                             THE SIGNATURE(S) MUST BE GUARANTEED
                                             BY    AN     ELIGIBLE     GUARANTOR
                                             INSTITUTION  SUCH  AS A  SECURITIES
                                             BROKER/DEALER,   COMMERCIAL   BANK,
                                             TRUST COMPANY,  SAVINGS ASSOCIATION
                                             OR A CREDIT UNION  PARTICIPATING IN
                                             A  MEDALLION  PROGRAM  PURSUANT  TO
                                             RULE  17Ad-15  OF  THE   SECURITIES
                                             EXCHANGE ACT OF 1934, AS AMENDED

  KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
                  THE ISSUANCE OF A REPLACEMENT CERTIFICATE.